UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 1, 2007, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”) approved (i) the following changes to the base salaries of certain of the Company’s executive officers whose compensation was disclosed in the Summary Compensation Table included in the Company’s proxy statement for its last annual meeting of stockholders (the “Named Executive Officers”); and (ii) annual cash incentive payments for the Named Executive Officers with respect to fiscal year 2007.

	FY2007 Annual Cash
Name and Principal Position	Incentive		New Base Salary
H.K. Desai, Chairman and Chief Executive Officer	$650,000	*	$700,000
Anthony J. Massetti, Senior Vice President and Chief Financial Officer	$200,000		$335,504
Denis R. Maynard, Senior Vice President, Worldwide Sales and Marketing	$150,180		$345,072
Robert W. Miller, Senior Vice President, Worldwide Operations	$105,500		$250,016
     * In addition to the $650,000 cash incentive payment, the committee awarded Mr. Desai a special bonus of $100,000 in connection with the achievement of a specific objective relating to the establishing a succession plan at the Company.
     On June 1, 2007, the Compensation Committee also granted options and awarded restricted stock units under the Company’s 2005 Performance Incentive Plan to the Named Executive Officers.

	No. of Shares Subject
Name and Principal Position	to Option	No. of RSUs
H.K. Desai, Chairman and Chief Executive Officer	250,000	75,000
Anthony J. Massetti, Senior Vice President and Chief Financial Officer	50,000	25,000
Denis R. Maynard, Senior Vice President, Worldwide Sales and Marketing	35,000	12,000
Robert W. Miller, Senior Vice President, Worldwide Operations	35,000	8,500
     The exercise price for each option is $16.58, representing the closing price of a share of the Company’s Common Stock on the grant date (June 1, 2007) and each option vests over a four year term, with 25% vesting on the first anniversary of the grant date, and 6.25% vesting on a quarterly basis for the remaining three years.
     Restricted stock units vest in equal annual installments over a four year term, except for Mr. Massetti’s award which vests in equal annual installments over a three year term, and are payable upon vesting in shares of the Company’s common stock on a one — for —one basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
June 7, 2007	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer